Barclays Global Financial Services Conference 2020 September 15, 2020 Andy Cecere Chairman, President and Chief Executive Officer Terry Dolan Vice Chair and Chief Financial Officer Exhibit 99.1

The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. The COVID-19 pandemic is adversely affecting U.S. Bancorp, its customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; further increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in the level of tariffs and other trade policies of the United States and its global trading partners; changes in customer behavior and preferences; breaches in data security; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2019, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, including the section entitled “Risk Factors” in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-looking Statements and Additional Information

U.S. Bancorp Overview NYSE TradedUSB Founded1863 Market Value$55B Branches 2,729 ATMs 4,333 Assets $547B Deposits $413B Loans $310B As of 6/30/20, except market value as of 9/9/20

Our Position In the Industry Assets Deposits Market Value Source: company reports and Bloomberg Assets and deposits as of 6/30/20; market value as of 9/9/20 Assets Deposits Market Value U.S. U.S. U.S. Rank Company $ in billions Rank Company $ in billions Rank Company $ in billions 1 J.P. Morgan $3,213 1 J.P. Morgan $1,931 1 J.P. Morgan $307.41199999999998 2 Bank of America 2741.6880000000001 2 Bank of America 1718.6659999999999 2 Bank of America 221.02099999999999 3 Citigroup 2233 3 Wells Fargo 1411 3 Citigroup 107.008 4 Wells Fargo 1969 4 Citigroup 1234 4 Wells Fargo 98.221999999999994 5 U.S. Bancorp 547 5 U.S. Bancorp 413 5 U.S. Bancorp 55.027000000000001 6 Truist Financial 504.33600000000001 6 Truist Financial 376.23500000000001 6 Truist Financial 50.98 7 PNC 459 7 PNC 346 7 PNC 46.656999999999996 8 Fifth Third 202.90600000000001 8 Fifth Third 156.946 8 Fifth Third 15.042999999999999 9 Citizens Financial 179.874 9 Citizens Financial 143.61799999999999 9 KeyCorp 12.249000000000001 10 KeyCorp 171.19200000000001 10 KeyCorp 135.51300000000001 10 Citizens Financial 11.58 Assets and deposits as of 6/30/20 Market Value as of 9/9/20

Long History of Industry-leading Returns on Equity… Return on Average Equity (5-Year Average)* Source: S&P Global Market Intelligence; Peer banks include: BAC, CFG, FITB, JPM, KEY, PNC, RF, TFC and WFC * 5-Year average ranges from 2015-2019, 10-Year average ranges from 2010-2019, 15-Year average ranges from 2005-2019 Return on Average Equity (10-Year Average)* Return on Average Equity (15-Year Average)*

Source: S&P Global Market Intelligence; Peer banks include: BAC, CFG, FITB, JPM, KEY, PNC, RF, TFC and WFC * PPNR defined by S&P Global Market Intelligence as: Net interest income, on a fully tax-equivalent basis, plus fees and other noninterest income minus non-credit-related expenses. Nonrecurring revenue and nonrecurring expense and securities gains and losses are excluded. ** 5-Year average ranges from 2015-2019, 10-Year average ranges from 2010-2019, 15-Year average ranges from 2005-2019 … driven by superior PPNR* and credit quality performance Pre-Provision Net Revenue* / Avg Assets (5-Year Average)** Pre-Provision Net Revenue* / Avg Assets (10-Year Average)** Pre-Provision Net Revenue* / Avg Assets (15-Year Average)** Net Charge-off Rates Our NCO ratios tend to run higher than peer average in periods of economic strength due to our higher than average mix of credit card loans During periods of stress, our disciplined underwriting is validated by lower NCO ratios vs peers

A differentiated business mix Through-the-cycle underwriting discipline A strong and nimble culture Underpinning our best-in-class financial results:

Business mix Traditional banking combined with differentiated high-return fee businesses Regional, national and international scope Through-the-cycle approach Proactive portfolio management Relationship-based, cash flow lender Culture of innovation Culture of optimization Culture of ‘doing the right thing’ for all our stakeholders Underwriting Culture What differentiates U.S. Bank?

Consumer & Business Banking Branch banking, small business banking, consumer lending, mortgage banking and omnichannel delivery Corporate & Commercial Banking Corporate Banking, Commercial Banking and Commercial Real Estate Payment Services Retail Payment Solutions, Global Merchant Acquiring and Corporate Payment Systems Wealth Management & Investment Services Wealth Management, Asset Management, Corporate Trust, Fund Services and Custody Payment Services 24% Wealth Management & Investment Services 13% Corporate & Commercial Banking 21% Consumer & Business Banking 42% 2Q 2020 YTD taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support; see slide 24 for reconciliation Our differentiated business mix supports consistent growth

Payment Services: industry spend pressures are abating

Spend activity is down YoY but volume trends have improved as some economies have started to re-open

Payment Fees as a % of Net Revenue



2019
2Q20
7.0%
6.1%
2.9%
84.0%
4.6%
4.8%
1.7%
88.9%
Merchant Acquiring
Corporate Payment Solutions
Retail Payment Solutions
All Other Revenue

- Total payments revenue, which includes net interest income and fee revenue, accounted for 27.0% of FY19 net revenue and 21.6% of 2Q20 net revenue

	% of Merchant Acquiring Volume	
Merchant Acquiring	2019	2Q20
Travel & Hospitality*	21.6%	12.7%
Airline	14.9%	0.4%
All Other	63.5%	86.9%

	% of CPS Volume	
CPS	2019	2Q20
Travel & Entertainment	18.5%	3.5%
All Other	81.5%	96.5%

	% of RPS Volume	
RPS**	2019	2Q20
Travel*** (Credit & Debit)	6.6%	1.1%
All Other	93.4%	98.9%

- Payments sales volumes have rebounded since bottoming in April 2020
- Travel & hospitality, airline, and travel & entertainment may take longer to recover, but the revenue impact is mitigated by our broad product set

Merchant Sales Volume Growth YoY****



0%
January
February
March
April
May
June
July
August
Travel & Hospitality*
Airline
All Other

CPS Sales Volume Growth YoY****



0%
January
February
March
April
May
June
July
August
Travel & Entertainment
All Other

RPS** Sales Volume Growth YoY****



0%
January
February
March
April
May
June
July
August
Travel*** (Credit & Debit)
All Other

* Travel and Hospitality includes hotels, restaurants, entertainment & travel
** RPS includes credit, debit, and prepaid
*** Travel includes airlines, auto rental, hotel/motel, other transportation, travel agencies
**** Data ranging from January 2020 – August 2020

U.S. BANCORP | 10

U.S. Bank Payments Ecosystem Card issuing Merchant processing AR and AP solutions Omni-commerce capabilities Lending Deposits Capital solutions Cash management Investment services Banking services Payments services Opayo, formerly Sage Pay, expands our customer base in the UK and Ireland, particularly for small and medium-sized enterprises Investing in our business: talech provides software that allows businesses to manage multiple operational tasks including order management, inventory, staff reporting, and payment processing in a single POS solution CenPos focuses on three industry verticals: automotive, travel & entertainment and general B2B transactions As the lines between traditional banking and payments capabilities blur, the opportunity is for us to provide integrated banking and payments solutions to our extensive customer base Extensive network of distribution points, innovative products and capabilities Uniquely positioned in the banking industry with proprietary platforms at scale With the estimated size of the U.S. B2B market at $23T* we are focusing on creating use cases through our Agile Studios to bring digital solutions to corporate America Unlocking the potential of our complete Payments Ecosystem To enhance integrated payment software solutions to large enterprises in targeted verticals: To enhance our integrated solutions to small business customers: To enhance e-commerce capabilities and European reach: * Source: Deloitte

* Source: Mortgage Bankers Association % Applications through portal 2Q17 2Q20 ~3x Operations Cost Per Loan 2Q17 2Q20 -22 % We are playing the long game in Mortgage Banking Our investments in technology and people – including a re-imagined digital application experience… Market Share* Over 90% of mortgage applications now move through the Blend platform Increased retail market share 61 bps since 2016 while maintaining a healthy balance of refinance and purchase activity …are driving market share gains and cost savings States USB added MLOs No current USB MLO States with USB MLOs in 2016 Today, we have Mortgage Loan Officers in 41 states The number of loan officers have increased 33% since 2Q17 As we leverage the digital platform, we continue to see improved productivity and efficiency

We are a leader in Corporate Trust and Fund Services

These capital efficient businesses are a good source of deposits and fees



Assets Under Custody and Administration ($bn)
2005-2019 CAGR: 8.1%
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
Wachovia Corporate Trust
National City Corporate Trust
SunTrust Corporate Trust
LaSalle Corporate Trust
First Citizens Bank Municipal Trustee
AmeriServ Corporate Trustee
Mutual fund Servicing of Fiduciary Management
Bank of America Securitization Trust
Started ETF services
AIS Fund Admin
Union Bank Institutional Trust
UMB Bank Indiana Corporate Trust
Ally Bank Document Custody
Quintillion (Ireland)
PIVOT system introduced
Global Custody Network
Irish Depositary established
Global Fund Services re-branding
Expansion of CLO middle office
Corporate Trust Acquisitions
Fund Services Acquisitions
Milestones

Corporate Trust

corporations, municipalities, credit managers

- World-class products and technology; **dominant market share**; global footprint

Fund Services

asset managers and registered investment advisors

- Focused on complex funds; emerging global capability

#1 structured trustee*

#1 municipal trustee**

#2 corporate trustee**

#8 custody administrator***

* Source: Asset-Backed Alert
** Source: SDC Platinum
*** Source: Company filings

U.S. BANCORP | 13

Business mix Traditional banking combined with differentiated high-return fee businesses Regional, national and international scope Through-the-cycle approach Proactive portfolio management Relationship-based, cash flow lender Culture of innovation Culture of optimization Culture of ‘doing the right thing’ for all our stakeholders Underwriting Culture What differentiates U.S. Bank?

Portfolio 2Q20 Wtd Avg FICO/Bond rating equivalent * 2Q20 Avg LTV * Residential mortgage 768 68% Home equity 791 65% Auto loan 792 98% Auto lease 783 91% Credit card 773 N/A Commercial Baa3/BBB- N/A Commercial real estate Ba1/BB+ 59% Prime-based lender for retail portfolios Investment grade equivalent in commercial portfolios with limited leveraged lending Relationship-based commercial real estate lending; over 80% of CRE commitments are in-footprint During the 2020 Fed Stress Test, USB performed best in class versus our peer group Stress Capital Buffer vs. Est Stressed Capital – Peers*** * FICO and LTV at origination ** Data sourced from FRY-9C’s provided by S&P Global Market Intelligence *** Source: Dodd-Frank Act Stress Test 2020: Supervisory Stress Test Results; Peer banks include: BAC, CFG, FITB, JPM, KEY, PNC, RF, TFC and WFC *** Note: Estimated Stressed Capital is calculated as estimated losses from DFAST plus current quarterly dividend annualized as a percentage of risk weighted assets Underwriting discipline through the cycle is foundational

Segment   Payment Relief ($B) % of Segment Loans Commercial $4.0 3.3% Commercial Real Estate $5.5 13.4% Residential Mortgages*** $6.6 9.2% Credit Cards $0.4 2.0% Other Retail $3.3 5.8% The loan portfolio remains well diversified, with the Retail sector representing the largest segment of commercial exposure to impacted industries at 4.6% of total loans Volume of new payment relief has reached a steady state since peaking in April 2020 35% to 40% of consumer accounts have made at least one payment while in payment relief: Credit Cards (41%), Residential Mortgages (39%) and Other Retail (36%)   94% decline since peak Commercial Exposures by Impacted Industries*, 2Q20 Segment Retail 5.4% 4.6% Malls (Secured & REITs)0.5%0.6% Energy 2.3% 1.1% Media & Entertainment2.2%2.2% Lodging 1.1% 1.4% Airline 0.6% 0.6% Commitments Loans Payment Relief**, 2Q20 * Excludes operating leases and unfunded unconditionally cancellable ** Statistics above are cumulative payment relief since March 2020. Payment relief generally includes payment deferrals, forbearances, extensions and re-ages. ***Residential mortgages exclude GNMA Buybacks, which are government guaranteed Loss Mitigation Daily Volumes; 5-Day Moving Avg. Near-term credit quality headwinds are expected to be manageable

Business mix Traditional banking combined with differentiated high-return fee businesses Regional, national and international scope Through-the-cycle approach Proactive portfolio management Relationship-based, cash flow lender Culture of innovation Culture of optimization Culture of ‘doing the right thing’ for all our stakeholders Underwriting Culture What differentiates U.S. Bank?

05/20 >2x Growth in mobile interactions* The digital door is always open… Increasing interactions and Improving process We are increasing our mobile app DIY capabilities, recognizing the importance of being able to also serve our customers through ‘shared glass’ or ‘do-it-together’ experiences Using data analytics for the benefit of our customers We can leverage our treasure trove of data to create smart ‘value-added’ interactions for our customers Savings Below the Glass: Migration to digital will drive cost savings and efficiencies through scaled optimization and developing ‘re-usable’ technology Culture of Innovation Over 75% of transactions take place digitally; increasing digital sales is still a big opportunity 03/19 * Represents core Consumer Banking customers average daily mobile app interactions from March 2019 – May 2020 Total Digital includes both online and mobile platforms ** Data ranging from July 2019 – July 2020

Closing branches where appropriate and optimizing square footage Relocating and redesigning branches in our existing markets Selectively entering new markets with a branch-lite physical presence Building alliances with those that share our values to serve customers and communities at greater scale Over 19,000 State Farm agents U.S. Bank Digital and Product capabilities + -10% 2,729 Branch count Culture of Optimization The transformation of our distribution network is aimed at creating a seamless customer experience that integrates the best of our physical and digital assets

Investing in our communities Supporting financial inclusion Creating an inclusive workplace We serve the underbanked market through products such as Safe Debit Account and Simple Loan In 2019 we doubled our American Dream loans, which serves lower/middle income (LMI) borrowers, in both applications and volume In June 2020 we announced several initiatives to address social and economic inequities including: Will provide $100 million annually in additional capital to African-American owned and led businesses Committed to doubling partnerships with African-American suppliers Through our Community Possible program we invest billions of dollars each year in economic and community development initiatives nationwide $2B in small business administration loans at 12/31/19 In 2019 we made $1.1B in community development loans and $3B in investments to organizations connecting families with affordable housing opportunities* Since 2009 we have invested more than $110M in the Pullman neighborhood in Chicago which has catalyzed $133M in additional investments * Through U.S. Bancorp Community Development Corporation One of the 2020 top 50 companies for Diversity, DiversityInc. Ranked No. 3 best employer for veterans in the U.S. Military Times, August 2020 One of the 2020 Best Employers for Women, Forbes Top score (100%) on the 2020 Disability Equality Index, AAPD One of the 2020 Best Companies for Multicultural Women, Working Mothers 2020 Best Place to Work for LGBTQ Equality, Human Rights Campaign One of the 2020 World’s Most Ethical Companies, Ethisphere Institute Our culture is rooted in ‘doing the right thing’ We put our employees, customers and communities at the center of everything we do

We are managing for the long-term while delivering near-term results that support a pathway to the future.

Net interest income Noninterest income Expenses Credit quality Tax rate 3Q20 Guidance Update

Appendix

Non-GAAP Financial Measures